Exhibit 99.1

First Franklin Mortgage Loan Trust 2005-FF4 (the “Trust”) consists of a pool of residential mortgage loans (the “Mortgage Loans” or the “Mortgage Pool”) consisting of a group of fixed-rate and adjustable-rate, first lien mortgage loans with Principal Balances that conform to Fannie Mae and Freddie Mac loan limits (the “Group I Mortgage Loans”), and a group of fixed-rate and adjustable-rate, first lien mortgage loans with Principal Balances that may or may not conform to Fannie Mae and Freddie Mac loan limits (the “Group II Mortgage Loans”). The Group I Mortgage Loans include initial mortgage loans and subsequent mortgage loans delivered after the Closing Date (the “Subsequent Group I Mortgage Loans”). The Group II Mortgage Loans will include initial mortgage loans and subsequent mortgage loans delivered after the Closing Date (the “Subsequent Group II Mortgage Loans” and together with the Subsequent Group I Mortgage Loans, the “Subsequent Mortgage Loans”).

The Mortgage Loans consist of approximately 6,481 Mortgage Loans with a Cut-off Date Principal Balance of approximately $1,274,999,994. The Group I Mortgage Loans consist of approximately 5,652 Mortgage Loans with a Cut-off Date Principal Balance of approximately $892,993,403. The Group II Mortgage Loans consist of approximately 829 Mortgage Loans with a Cut-off Date Principal Balance of approximately $382,006,591.

Each Mortgage Loan will accrue interest at the adjustable-rate or fixed-rate calculated as specified under the terms of the related mortgage note (each such rate, a “Mortgage Rate”). Approximately 87.22% of the Group I Mortgage Loans are Adjustable-Rate Mortgage Loans (the “Adjustable-Rate Group I Mortgage Loans”) and approximately 12.78% of the Group I Mortgage Loans are fixed-rate Mortgage Loans (the “Fixed-Rate Group I Mortgage Loans”). Approximately 93.07% of the Group II Mortgage Loans are Adjustable-Rate Mortgage Loans (the “Adjustable-Rate Group II Mortgage Loans”) and approximately 6.93% of the Group II Mortgage Loans are fixed-rate Mortgage Loans (the “Fixed-Rate Group II Mortgage Loans”). Approximately 88.97% of the Mortgage Loans are Adjustable-Rate Mortgage Loans (the “Adjustable-Rate Mortgage Loans”) and approximately 11.03% of the Mortgage Loans are fixed-rate Mortgage Loans (the “Fixed-Rate Mortgage Loans”).

Each fixed-rate Mortgage Loan has a Mortgage Rate that is fixed for the life of such Mortgage Loan.

Substantially all of the adjustable-rate Mortgage Loans accrue interest at a Mortgage Rate that is adjustable following an initial period of one year, two years, three years or five years following origination. Generally, the adjustable-rate Mortgage Loans provide for semi-annual adjustment to the Mortgage Rate thereon and for corresponding adjustments to the monthly payment amount due thereon, in each case on each adjustment date applicable thereto (each such date, an “Adjustment Date”); provided, that (i) the first adjustment of the rates for approximately 0.24 of the Adjustable-Rate Group I Mortgage Loans, approximately 0.11% of the Adjustable-Rate Group II Mortgage Loans and approximately 0.20% of the Adjustable-Rate Mortgage Loans (by aggregate Principal Balance of the Adjustable-Rate Mortgage Loans as of the Cut-off Date), will not occur until one year after the date of origination, (ii) the first adjustment of the rates for approximately 72.48% of the Adjustable-Rate Group I Mortgage Loans and approximately 72.07% of the adjustable-Rate Group II Mortgage Loans (in each case, by aggregate Principal Balance of the Adjustable-Rate Mortgage Loans in the related Loan Group as of the Cut-off Date) and approximately 72.35% of the Adjustable-Rate Mortgage Loans (by aggregate Principal Balance of the Adjustable-Rate Mortgage Loans as of the Cut-off Date), will not occur until two years after the date of origination, (iii) the first adjustment of the rates for approximately 21.05% of the Adjustable-Rate Group I Mortgage Loans and approximately 18.81% of the Adjustable-Rate Group II Mortgage Loans (in each case, by aggregate Principal Balance of the Adjustable-Rate Mortgage Loans in the related Loan Group as of the Cut-off Date) and approximately 20.35% of the Adjustable-Rate

Mortgage Loans (by aggregate Principal Balance of the Adjustable-Rate Mortgage Loans as of the Cut-off Date), will not occur until three years after the date of origination and (iv) the first adjustment of the rates for approximately 5.71% of the Adjustable-Rate Group I Mortgage Loans and approximately 8.74% of the Adjustable-Rate Group II Mortgage Loans (in each case, by aggregate Principal Balance of the Adjustable-Rate Mortgage Loans in the related Loan Group as of the Cut-off Date) and approximately 6.66% of the Adjustable-Rate Mortgage Loans (by aggregate Principal Balance of the Adjustable-Rate Mortgage Loans as of the Cut-off Date), will not occur until five years after the date of origination (each such Adjustable-Rate Mortgage Loan, a “Delayed First Adjustment Mortgage Loan”). On each Adjustment Date for each adjustable-rate Mortgage Loan, the Mortgage Rate thereon will be adjusted to equal the sum, rounded to the nearest or next highest multiple of 0.125%, of Six-Month LIBOR (as defined below) and a fixed percentage amount (the “Gross Margin”). The Mortgage Rate on any adjustable-rate Mortgage Loan will not decrease on the first related Adjustment Date, will not increase by more than a stated percentage (up to 3.000% per annum, as specified in the related mortgage note) on the first related Adjustment Date (the “Initial Periodic Rate Cap”) and will not increase or decrease by more than a stated percentage (1.000% per annum, as specified in the related mortgage note) on any Adjustment Date thereafter (the “Periodic Rate Cap”). The Adjustable-Rate Group I Mortgage Loans have a weighted average Initial Periodic Rate Cap of approximately 2.987% per annum and a weighted average Periodic Rate Cap of approximately 1.000% per annum thereafter. The Adjustable-Rate Group II Mortgage Loans have a weighted average Initial Periodic Rate Cap of approximately 2.994% per annum and a weighted average Periodic Rate Cap of approximately 1.000% per annum thereafter. The Adjustable-Rate Mortgage Loans have a weighted average Initial Periodic Rate Cap of approximately 2.989% per annum and a weighted average Periodic Rate Cap of approximately 1.000% per annum thereafter. Each Mortgage Rate on each adjustable-rate Mortgage Loan will not exceed a specified maximum Mortgage Rate over the life of such Mortgage Loan (the “Maximum Mortgage Rate”) or be less than a specified minimum Mortgage Rate over the life of such Mortgage Loan (the “Minimum Mortgage Rate”). Effective with the first monthly payment due on each adjustable-rate Mortgage Loan after each related Adjustment Date, the monthly payment amount will be adjusted to an amount that will amortize fully the outstanding Principal Balance of the related adjustable-rate Mortgage Loan over its remaining term, and pay interest at the Mortgage Rate as so adjusted. Due to the application of the Periodic Rate Caps and the Maximum Mortgage Rates, the Mortgage Rate on each adjustable-rate Mortgage Loan, as adjusted on any related Adjustment Date, may be less than the sum of the Index and the related Gross Margin, rounded as described in this prospectus supplement. None of the adjustable-rate Mortgage Loans will permit the related mortgagor to convert the adjustable Mortgage Rate thereon to a fixed Mortgage Rate.

Approximately 51.94% of the Group I Mortgage Loans, approximately 75.61% of the Group II Mortgage Loans and approximately 59.03% of the Mortgage Loans (the “Interest Only Mortgage Loans”) provide that for a period of 60 months after origination, the required monthly payments are limited to accrued interest (each, an “Interest Only Period”). At the end of the Interest Only Period, the monthly payments on each such Mortgage Loan will be recalculated to provide for amortization of the Principal Balance by the maturity date and payment of interest at the then-current Mortgage Rate.

Approximately 77.67% of the Group I Mortgage Loans, approximately 80.90% of the Group II Mortgage Loans and approximately 78.64% of the Mortgage Loans provide for payment by the mortgagor of a prepayment charge in limited circumstances on certain prepayments. Generally, each such Mortgage Loan provides for payment of a prepayment charge on partial prepayments and prepayments in full made within a stated number of months that is between 12 and 36 months from the date of origination of such Mortgage Loan. The amount of the prepayment charge is provided in the related mortgage note and with respect to approximately 78.53% of the Mortgage Loans that have a prepayment charge, the prepayment charge is equal to six months’ interest on any amounts prepaid in excess of 20% of the original Principal Balance of the related Mortgage Loan in any 12 month period. The holders of the Class

P Certificates will be entitled to all prepayment charges received on the Mortgage Loans, and such amounts will not be available for distribution on the other classes of Certificates. Under certain circumstances, as described in the Pooling Agreement, the Servicer may waive the payment of any otherwise applicable prepayment charge. Investors should conduct their own analysis of the effect, if any, that the prepayment charges, and decisions by the Servicer with respect to the waiver thereof, may have on the prepayment performance of the Mortgage Loans. As of July 1, 2003, the Alternative Mortgage Parity Act of 1982 (the “Parity Act”), which regulates the ability of some originators to impose prepayment charges, was amended. The Depositor makes no representations as to the effect that the prepayment charges, decisions by the Servicer with respect to the waiver thereof and the recent amendment of the Parity Act, may have on the prepayment performance of the Mortgage Loans. However, the Office of Thrift Supervision’s ruling does not retroactively affect loans originated before July 1, 2003.

Mortgage Loan Statistics for all Mortgage Loans

The following statistical information, unless otherwise specified, is based upon percentages of the Principal Balances of the Mortgage Loans as of the Cut-off Date.

Approximately 40.88% of the Mortgage Loans had loan-to-value ratios at origination in excess of 80.00%. No Mortgage Loan had a loan-to-value ratio at origination in excess of 103.00%. The weighted average loan-to-value ratio of the Mortgage Loans at origination was approximately 83.54%. There can be no assurance that the loan-to-value ratio of any Mortgage Loan determined at any time after origination is less than or equal to its original loan-to-value ratio. Additionally, the Originator’s determination of the value of a Mortgaged Property used in the calculation of the original loan-to-value ratios of the Mortgage Loans may differ from the appraised value of such Mortgaged Property or the actual value of such Mortgaged Property at origination.

All of the Mortgage Loans have a scheduled payment due each month (the “Due Date”) on the first day of the month.

The weighted average remaining term to maturity of the Mortgage Loans was approximately 358 months as of the Cut-off Date. None of the Mortgage Loans had a first Due Date prior to May 2004 or after August 2005, or has a remaining term to maturity of less than 175 months or greater than 360 months as of the Cut-off Date. The latest maturity date of any Mortgage Loan is July 2035.

The average Principal Balance of the Mortgage Loans at origination was approximately $196,826. The average Cut-off Date Principal Balance of the Mortgage Loans was approximately $196,729. No Mortgage Loan had a Cut-off Date Principal Balance of greater than approximately $1,200,000 or less than approximately $19,047.

As of the Cut-off Date, the Mortgage Loans had Mortgage Rates of not less than 4.375% per annum and not more than 10.000% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 6.804% per annum. As of the Cut-off Date, the Adjustable-Rate Mortgage Loans had Gross Margins ranging from 3.250% per annum to 8.000% per annum, Minimum Mortgage Rates ranging from 4.375% per annum to 9.875% per annum and Maximum Mortgage Rates ranging from 10.375% per annum to 15.875% per annum. As of the Cut-off Date, the weighted average Gross Margin of the Adjustable-Rate Mortgage Loans was approximately 5.703% per annum, the weighted average Minimum Mortgage Rate of the Adjustable-Rate Mortgage Loans was approximately 6.750% per annum and the weighted average Maximum Mortgage Rate of the Adjustable-Rate Mortgage Loans was approximately 12.750% per annum. The latest next Adjustment Date following the Cut-off Date on any

Adjustable-Rate Mortgage Loan occurs in July 2010 and the weighted average time until the next Adjustment Date for all of the Adjustable-Rate Mortgage Loans is approximately 28 months.

The Mortgage Loans are expected to have the following characteristics as of the Cut-off Date (the sum in any column may not equal the total indicated due to rounding):

Cut-off Date Principal Balances of the Mortgage Loans(1)

Principal Balance ($)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
19,047 - 50,000	236	$ 9,709,444.81	0.76%
50,001 - 100,000	1,302	101,319,604.76	7.95
100,001 - 150,000	1,525	190,580,713.50	14.95
150,001 - 200,000	1,208	209,553,126.60	16.44
200,001 - 250,000	699	156,455,040.42	12.27
250,001 - 300,000	457	125,558,713.95	9.85
300,001 - 350,000	282	90,956,874.80	7.13
350,001 - 400,000	204	76,380,328.86	5.99
400,001 - 450,000	136	58,063,211.83	4.55
450,001 - 500,000	115	54,796,512.90	4.30
500,001 - 550,000	90	47,266,295.08	3.71
550,001 - 600,000	83	47,699,310.69	3.74
600,001 - 650,000	50	31,548,191.09	2.47
650,001 - 700,000	31	20,977,092.33	1.65
700,001 - 750,000	12	8,842,829.62	0.69
750,001 - 800,000	17	13,326,458.79	1.05
800,001 - 850,000	7	5,796,577.13	0.45
850,001 - 900,000	8	7,079,767.41	0.56
900,001 - 950,000	3	2,775,650.00	0.22
950,001 - 1,000,000	12	11,816,949.12	0.93
1,000,001 - 1,050,000	1	1,012,300.00	0.08
1,050,001 - 1,100,000	1	1,085,000.00	0.09
1,150,001 - 1,200,000	2	2,400,000.00	0.19
Total	6,481	$ 1,274,999,993.69	100.00%

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(1)	The average Cut-off Date Principal Balance of the Mortgage Loans was approximately $196,729.

Credit Scores for the Mortgage Loans(1)

Credit Score	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
540 - 550	207	$ 29,452,687.89	2.31%
551 - 575	652	93,604,852.00	7.34
576 - 600	508	85,670,101.27	6.72
601 - 625	1,371	237,545,052.39	18.63
626 - 650	1,242	237,088,292.83	18.60
651 - 675	1,029	222,537,650.49	17.45
676 - 700	650	159,543,263.16	12.51
701 - 725	414	99,675,590.45	7.82
726 - 750	218	56,618,808.53	4.44
751 - 775	120	33,454,008.45	2.62
776 - 800	58	16,982,368.81	1.33
801 - 813	12	2,827,317.42	0.22
Total	6,481	$ 1,274,999,993.69	100.00%

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(1)The weighted average credit score of the Mortgage Loans that had credit scores was approximately 649.

Original Terms to Maturity of the Mortgage Loans(1)

Original Term (months)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
180	90	$ 8,952,367.84	0.70%
240	3	297,453.00	0.02
360	6,388	1,265,750,172.85	99.27
Total	6,481	$ 1,274,999,993.69	100.00%

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(1)	The weighted average original term to maturity of the Mortgage Loans was approximately 359 months.

Remaining Terms to Maturity of the Mortgage Loans(1)

Remaining Term (months)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
175 - 176	2	$ 201,872.81	0.02%
177 - 178	20	1,806,128.65	0.14
179 - 180	68	6,944,366.38	0.54
239 - 240	3	297,453.00	0.02
347 - 348	1	80,000.00	0.01
351 - 352	8	1,143,321.92	0.09
353 - 354	11	2,691,775.76	0.21
355 - 356	61	13,328,953.89	1.05
357 - 358	838	157,415,823.29	12.35
359 - 360	5,469	1,091,090,297.99	85.58
Total	6,481	$ 1,274,999,993.69	100.00%

___________________

(1)	The weighted average remaining term to maturity of the Mortgage Loans was approximately 358 months.

Property Types of the Mortgage Loans

Property Type	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Single Family	4,765	$ 884,008,335.11	69.33%
PUD(1)	1,006	236,687,174.83	18.56
Condominium	462	95,390,023.28	7.48
2 Units	223	50,024,992.34	3.92
3 Units	16	5,097,431.65	0.40
4 Units	8	3,432,936.48	0.27
Modular	1	359,100.00	0.03
Total	6,481	$ 1,274,999,993.69	100.00%

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(1)	PUD refers to a home or “unit” in a Planned Unit Development.

Occupancy Status of the Mortgage Loans(1)

Occupancy Status	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Primary	6,211	$ 1,233,598,052.28	96.75%
Non-owner	217	32,637,640.53	2.56
Second Home	53	8,764,300.88	0.69
Total	6,481	$ 1,274,999,993.69	100.00%

___________________

(1)	Occupancy as represented by the mortgagor at the time of origination.

Purpose of the Mortgage Loans

Purpose	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Purchase	3,565	$ 722,958,615.39	56.70%
Cash Out Refinance	2,577	495,721,272.57	38.88
Rate/Term Refinance	339	56,320,105.73	4.42
Total	6,481	$ 1,274,999,993.69	100.00%

Original Loan-to-Value Ratios of the Mortgage Loans(1)

Original Loan-to-Value Ratio (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
11.30 - 15.00	1	$ 65,000.00	0.01%
20.01 - 25.00	6	354,723.90	0.03
25.01 - 30.00	11	824,328.82	0.06
30.01 - 35.00	10	1,018,867.57	0.08
35.01 - 40.00	15	1,498,276.69	0.12
40.01 - 45.00	24	4,460,613.78	0.35
45.01 - 50.00	32	5,721,064.36	0.45
50.01 - 55.00	42	6,648,568.25	0.52
55.01 - 60.00	47	10,083,826.77	0.79
60.01 - 65.00	114	25,601,488.81	2.01
65.01 - 70.00	144	30,726,043.05	2.41
70.01 - 75.00	232	54,320,573.30	4.26
75.01 - 80.00	2,934	612,483,104.43	48.04
80.01 - 85.00	505	96,234,785.02	7.55
85.01 - 90.00	890	165,685,781.42	12.99
90.01 - 95.00	499	91,086,908.10	7.14
95.01 - 100.00	956	165,028,228.15	12.94
100.01 - 103.00	19	3,157,811.27	0.25
Total	6,481	$ 1,274,999,993.69	100.00%

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(1)       The weighted average original loan-to-value ratio of the Mortgage Loans as of the Cut-off Date was approximately 83.54.

Geographic Distribution of the Mortgaged Properties related to the Mortgage Loans(1)

Location	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Alabama	78	$ 8,702,029.20	0.68%
Arizona	146	25,282,703.95	1.98
Arkansas	23	2,638,519.40	0.21
California	1,244	433,851,439.93	34.03
Colorado	122	23,711,177.02	1.86
Connecticut	35	6,916,798.82	0.54
Delaware	1	219,801.29	0.02
District of Columbia	2	349,311.51	0.03
Florida	476	85,216,824.55	6.68
Georgia	212	34,059,009.52	2.67
Idaho	16	1,808,980.06	0.14
Illinois	338	59,029,865.88	4.63
Indiana	280	29,160,219.68	2.29
Iowa	26	2,120,922.46	0.17
Kansas	24	3,382,169.63	0.27
Kentucky	60	7,350,099.21	0.58
Louisiana	22	2,938,724.23	0.23
Maine	18	3,012,899.81	0.24
Maryland	133	28,588,696.55	2.24
Massachusetts	120	32,238,591.15	2.53
Michigan	316	45,552,809.57	3.57
Minnesota	215	41,985,800.32	3.29
Missouri	114	15,073,940.62	1.18
Montana	1	127,200.00	0.01
Nebraska	11	983,292.21	0.08
Nevada	113	27,256,523.71	2.14
New Hampshire	10	1,873,827.10	0.15
New Jersey	94	21,723,730.54	1.70
New Mexico	22	3,673,761.46	0.29
New York	200	46,246,661.03	3.63
North Carolina	235	34,116,649.05	2.68
North Dakota	1	37,600.00	0.00
Ohio	347	41,830,474.94	3.28
Oklahoma	18	2,124,777.63	0.17
Oregon	161	27,212,236.23	2.13
Pennsylvania	118	13,753,059.41	1.08
Rhode Island	25	4,976,724.39	0.39
South Carolina	80	9,960,604.69	0.78
South Dakota	1	71,963.64	0.01
Tennessee	146	16,244,164.75	1.27
Texas	389	46,535,179.70	3.65
Utah	130	18,205,305.95	1.43
Vermont	2	272,622.02	0.02
Virginia	80	19,965,084.93	1.57
Washington	162	29,115,388.86	2.28
West Virginia	7	646,303.03	0.05
Wisconsin	106	14,727,524.06	1.16
Wyoming	1	128,000.00	0.01
Total	6,481	$ 1,274,999,993.69	100.00%

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(1)	The greatest ZIP Code geographic concentration of Mortgage Loans was approximately 0.29 in the 92253 ZIP Code.

Documentation Levels of the Mortgage Loans

Documentation Level	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Full Documentation	4,942	$ 956,649,923.85	75.03%
No Income Verification	1,199	222,002,049.16	17.41
Stated Plus Documentation	290	85,508,357.14	6.71
Limited Income Verification	47	10,096,801.69	0.79
Blended Access	3	742,861.85	0.06
Total	6,481	$ 1,274,999,993.69	100.00%

Current Mortgage Rates of the Mortgage Loans(1)

Current Mortgage Rate (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
4.375 - 5.000	31	$ 8,530,514.99	0.67%
5.001 - 6.000	979	282,639,467.19	22.17
6.001 - 7.000	2,502	529,575,201.64	41.54
7.001 - 8.000	2,090	346,431,169.10	27.17
8.001 - 9.000	797	100,313,370.79	7.87
9.001 - 10.000	82	7,510,269.98	0.59
Total	6,481	$ 1,274,999,993.69	100.00%

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(1)	The weighted average current Mortgage Rate of the Mortgage Loans as of the Cut-off Date was approximately 6.804 per annum.

Gross Margins of the Adjustable-Rate Mortgage Loans(1)

Gross Margin (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
3.250 - 4.000	15	$ 5,980,716.54	0.53%
4.001 - 5.000	721	197,919,489.70	17.45
5.001 - 6.000	2,929	633,204,230.29	55.82
6.001 - 7.000	1,598	269,853,992.19	23.79
7.001 - 8.000	203	27,426,646.32	2.42
Total	5,466	$ 1,134,385,075.04	100.00%

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(1)	The weighted average Gross Margin of the Adjustable-Rate Mortgage Loans as of the Cut-off Date was approximately 5.703 per annum.

Next Rate Adjustment Date for the Adjustable-Rate Mortgage Loans(1)

Next Rate Adjustment Date	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
06/01/05	1	$ 183,175.00	0.02%
08/01/05	3	557,687.42	0.05
09/01/05	12	2,762,193.80	0.24
11/01/05	1	310,000.00	0.03
12/01/05	5	1,161,500.00	0.10
02/01/06	1	134,948.89	0.01
03/01/06	7	1,201,151.81	0.11
04/01/06	1	80,000.00	0.01
05/01/06	1	404,267.65	0.04
06/01/06	3	540,066.87	0.05
07/01/06	1	251,598.49	0.02
08/01/06	6	727,023.43	0.06
09/01/06	4	707,809.62	0.06
10/01/06	1	645,781.48	0.06
11/01/06	9	1,462,228.15	0.13
12/01/06	19	4,262,430.07	0.38
01/01/07	35	7,973,774.46	0.70
02/01/07	224	45,766,670.69	4.03
03/01/07	2,164	434,286,613.93	38.28
04/01/07	52	8,349,369.62	0.74
05/01/07	224	42,659,124.50	3.76
06/01/07	1,238	273,584,838.84	24.12
08/01/07	1	164,700.00	0.01
09/01/07	1	189,500.00	0.02
10/01/07	1	106,500.00	0.01
11/01/07	7	1,821,406.21	0.16
12/01/07	4	966,901.01	0.09
01/01/08	14	3,039,569.43	0.27
02/01/08	74	12,251,528.03	1.08
03/01/08	640	125,818,846.67	11.09
04/01/08	14	3,792,748.56	0.33
05/01/08	54	10,441,942.87	0.92
06/01/08	321	71,753,944.30	6.33
07/01/08	2	465,700.00	0.04
12/01/09	3	945,500.00	0.08
01/01/10	2	173,594.00	0.02
02/01/10	17	3,897,646.55	0.34
03/01/10	135	29,711,908.25	2.62
04/01/10	4	1,541,529.11	0.14
05/01/10	18	4,643,213.31	0.41
06/01/10	141	34,442,142.02	3.04
07/01/10	1	204,000.00	0.02
Total	5,466	$ 1,134,385,075.04	100.00%

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(1)	The weighted average time until the next rate Adjustment Date for the Adjustable-Rate Mortgage Loans as of the Cut-off Date was approximately 28 months.

Maximum Mortgage Rates of the Adjustable-Rate Mortgage Loans(1)

Maximum Mortgage Rate (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
10.375 - 11.000	31	$ 8,530,514.99	0.75%
11.001 - 12.000	936	271,117,350.90	23.90
12.001 - 13.000	2,195	476,536,314.98	42.01
13.001 - 14.000	1,674	294,528,555.09	25.96
14.001 - 15.000	585	79,257,502.98	6.99
15.001 - 15.875	45	4,414,836.10	0.39
Total	5,466	$ 1,134,385,075.04	100.00%

___________________

(1)	The weighted average Maximum Mortgage Rate of the Adjustable-Rate Mortgage Loans as of the Cut-off Date was approximately 12.750 per annum.

Minimum Mortgage Rates of the Adjustable-Rate Mortgage Loans(1)

Minimum Mortgage Rate (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
4.375 - 5.000	31	$ 8,530,514.99	0.75%
5.001 - 6.000	936	271,117,350.90	23.90
6.001 - 7.000	2,195	476,536,314.98	42.01
7.001 - 8.000	1,674	294,528,555.09	25.96
8.001 - 9.000	585	79,257,502.98	6.99
9.001 - 9.875	45	4,414,836.10	0.39
Total	5,466	$ 1,134,385,075.04	100.00%

___________________

(1)	The weighted average Minimum Mortgage Rate of the Adjustable-Rate Mortgage Loans as of the Cut-off Date was approximately 6.750 per annum.

Initial Periodic Rate Caps of the Adjustable-Rate Mortgage Loans(1)

Initial Periodic Rate Cap (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
1.000	22	$ 4,974,556.22	0.44%
2.000	12	2,280,435.22	0.20
3.000	5,432	1,127,130,083.60	99.36
Total	5,466	$ 1,134,385,075.04	100.00%

___________________

(1)       Relates solely to initial rate adjustments.

Subsequent Periodic Rate Caps of the Adjustable-Rate Mortgage Loans(1)

Periodic Rate Cap (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
1.000	5,466	$ 1,134,385,075.04	100.00%
Total	5,466	$ 1,134,385,075.04	100.00%

___________________

(1)	Relates to all rate adjustments subsequent to initial rate adjustments.

Group I Mortgage Loan Statistics

The following statistical information, unless otherwise specified, is based upon percentages of the Principal Balances of the Group I Mortgage Loans as of the Cut-off Date.

Approximately 44.49% of the Group I Mortgage Loans had loan-to-value ratios at origination in excess of 80.00%. No Group I Mortgage Loan had a loan-to-value ratio at origination in excess of 100.00%. The weighted average loan-to-value ratio of the Group I Mortgage Loans at origination was approximately 84.05%. There can be no assurance that the loan-to-value ratio of any Group I Mortgage Loan determined at any time after origination is less than or equal to its original loan-to-value ratio. Additionally, the Originator's determination of the value of a Mortgaged Property used in the calculation of the original loan-to-value ratios of the Mortgage Loans may differ from the appraised value of such Mortgaged Property or the actual value of such Mortgaged Property at origination.

All of the Group I Mortgage Loans have a Due Date on the first day of the month.

The weighted average remaining term to maturity of the Group I Mortgage Loans was approximately 357 months as of the Cut-off Date. None of the Group I Mortgage Loans had a first Due Date prior to May 2004 or after August 2005, or has a remaining term to maturity of less than 175 months or greater than 360 months as of the Cut-off Date. The latest maturity date of any Group I Mortgage Loan is July 2035.

The average Principal Balance of the Group I Mortgage Loans at origination was approximately $158,086. The average Cut-off Date Principal Balance of the Group I Mortgage Loans was approximately $157,996. No Group I Mortgage Loan had a Cut-off Date Principal Balance of greater than approximately $560,000 or less than approximately $19,047.

As of the Cut-off Date, the Group I Mortgage Loans had Mortgage Rates of not less than 4.375% per annum and not more than 9.875% per annum and the weighted average Mortgage Rate of the Group I Mortgage Loans was approximately 6.951% per annum. As of the Cut-off Date, the Adjustable-Rate Group I Mortgage Loans had Gross Margins ranging from 3.375% per annum to 7.875% per annum, Minimum Mortgage Rates ranging from 4.375% per annum to 9.875% per annum and Maximum Mortgage Rates ranging from 10.375% per annum to 15.875% per annum. As of the Cut-off Date, the weighted average Gross Margin of the Adjustable-Rate Group I Mortgage Loans was approximately 5.786% per annum, the weighted average Minimum Mortgage Rate of the Adjustable-Rate Group I Mortgage Loans was approximately 6.890% per annum and the weighted average Maximum Mortgage Rate of the Adjustable-Rate Group I Mortgage Loans was approximately 12.890% per annum. The latest next Adjustment Date following the Cut-off Date on any Adjustable-Rate Group I Mortgage Loan occurs in July 2010 and the weighted average time until the next Adjustment Date for all of the Adjustable-Rate Group I Mortgage Loans is approximately 27 months.

The Group I Mortgage Loans are expected to have the following characteristics as of the Cut-off Date (the sum in any column may not equal the total indicated due to rounding):

Cut-off Date Principal Balances of the Group I Mortgage Loans(1)

Principal Balance ($)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
19,047 - 50,000	230	$ 9,463,668.72	1.06%
50,001 - 100,000	1,277	99,356,399.02	11.13
100,001 - 150,000	1,485	185,507,226.22	20.77
150,001 - 200,000	1,179	204,623,356.39	22.91
200,001 - 250,000	681	152,387,813.31	17.06
250,001 - 300,000	449	123,319,149.38	13.81
300,001 - 350,000	275	88,716,704.78	9.93
350,001 - 400,000	52	18,757,483.27	2.10
400,001 - 450,000	15	6,448,539.67	0.72
450,001 - 500,000	6	2,773,062.04	0.31
500,001 - 550,000	2	1,080,000.00	0.12
550,001 - 560,000	1	560,000.00	0.06
Total	5,652	$ 892,993,402.80	100.00%

___________________

(1)	The average Cut-off Date Principal Balance of the Group I Mortgage Loans was approximately 157,996.

Credit Scores for the Group I Mortgage Loans(1)

Credit Score	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
540 - 550	192	$ 24,399,076.00	2.73%
551 - 575	610	80,160,105.88	8.98
576 - 600	466	71,247,004.08	7.98
601 - 625	1,252	187,475,552.07	20.99
626 - 650	1,113	178,910,585.43	20.03
651 - 675	872	147,089,539.38	16.47
676 - 700	507	89,332,524.73	10.00
701 - 725	337	60,127,123.93	6.73
726 - 750	169	30,723,284.95	3.44
751 - 775	85	14,584,278.40	1.63
776 - 800	39	6,972,430.53	0.78
801 - 813	10	1,971,897.42	0.22
Total	5,652	$ 892,993,402.80	100.00%

___________________

(1)	The weighted average credit score of the Group I Mortgage Loans that had credit scores was approximately 641.

Original Terms to Maturity of the Group I Mortgage Loans(1)

Original Term (months)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
180	85	$ 7,870,244.59	0.88%
240	3	297,453.00	0.03
360	5,564	884,825,705.21	99.09
Total	5,652	$ 892,993,402.80	100.00%

___________________

(1)	The weighted average original term to maturity of the Group I Mortgage Loans was approximately 358 months.

Remaining Terms to Maturity of the Group I Mortgage Loans(1)

Remaining Term (months)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
175 - 176	2	$ 201,872.81	0.02%
177 - 178	18	1,636,678.30	0.18
179 - 180	65	6,031,693.48	0.68
239 - 240	3	297,453.00	0.03
347 - 348	1	80,000.00	0.01
351 - 352	8	1,143,321.92	0.13
353 - 354	9	1,856,494.28	0.21
355 - 356	53	7,820,274.15	0.88
357 - 358	728	109,029,481.01	12.21
359 - 360	4,765	764,896,133.85	85.66
Total	5,652	$ 892,993,402.80	100.00%

___________________

(1)	The weighted average remaining term to maturity of the Group I Mortgage Loans was approximately 357 months.

Property Types of the Group I Mortgage Loans

Property Type	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Single Family	4,198	$ 626,997,181.94	70.21%
PUD(1)	826	148,239,152.21	16.60
Condominium	405	70,679,111.77	7.91
2 Units	201	39,658,238.75	4.44
3 Units	14	3,985,431.65	0.45
4 Units	7	3,075,186.48	0.34
Modular	1	359,100.00	0.04
Total	5,652	$ 892,993,402.80	100.0%

___________________

(1)	PUD refers to a home or “unit” in a Planned Unit Development.

Occupancy Status of the Group I Mortgage Loans(1)

Occupancy Status	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Primary	5,394	$ 855,594,013.40	95.81%
Non-owner	210	30,516,091.38	3.42
Second Home	48	6,883,298.02	0.77
Total	5,652	$ 892,993,402.80	100.00%

___________________

(1)Occupancy as represented by the mortgagor at the time of origination.

Purpose of the Group I Mortgage Loans

Purpose	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Purchase	3,071	$ 488,120,667.56	54.66%
Cash Out Refinance	2,276	363,329,069.99	40.69
Rate/Term Refinance	305	41,543,665.25	4.65
Total	5,652	$ 892,993,402.80	100.00%

Original Loan-to-Value Ratios of the Group I Mortgage Loans(1)

Original Loan-to-Value Ratio (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
11.30 - 15.00	1	$ 65,000.00	0.01%
20.01 - 25.00	6	354,723.90	0.04
25.01 - 30.00	11	824,328.82	0.09
30.01 - 35.00	10	1,018,867.57	0.11
35.01 - 40.00	14	1,438,323.50	0.16
40.01 - 45.00	23	3,760,613.78	0.42
45.01 - 50.00	27	3,403,933.45	0.38
50.01 - 55.00	36	4,993,315.80	0.56
55.01 - 60.00	44	7,559,534.87	0.85
60.01 - 65.00	96	15,235,901.04	1.71
65.01 - 70.00	119	18,026,433.20	2.02
70.01 - 75.00	193	30,953,111.26	3.47
75.01 - 80.00	2,516	408,102,895.97	45.70
80.01 - 85.00	452	72,037,029.44	8.07
85.01 - 90.00	794	126,628,534.80	14.18
90.01 - 95.00	451	74,109,464.00	8.30
95.01 - 100.00	859	124,481,391.40	13.94
Total	5,652	$ 892,993,402.80	100.00%

___________________

(1)	The weighted average original loan-to-value ratio of the Group I Mortgage Loans as of the Cut-off Date was approximately 84.05.

Geographic Distribution of the Mortgaged Properties related to the Group I Mortgage Loans(1)

Location	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Alabama	73	$ 7,447,336.87	0.83%
Arizona	134	21,163,711.54	2.37
Arkansas	22	2,593,549.60	0.29
California	775	190,566,984.62	21.34
Colorado	115	20,442,873.88	2.29
Connecticut	34	6,216,798.82	0.70
Delaware	1	219,801.29	0.02
District of Columbia	2	349,311.51	0.04
Florida	446	71,301,972.88	7.98
Georgia	195	27,916,200.16	3.13
Idaho	16	1,808,980.06	0.20
Illinois	312	48,083,201.72	5.38
Indiana	271	27,076,595.37	3.03
Iowa	25	1,990,595.62	0.22
Kansas	24	3,382,169.63	0.38
Kentucky	57	6,663,977.96	0.75
Louisiana	22	2,938,724.23	0.33
Maine	18	3,012,899.81	0.34
Maryland	113	20,778,451.89	2.33
Massachusetts	100	23,316,727.08	2.61
Michigan	303	40,874,485.02	4.58
Minnesota	203	37,036,607.76	4.15
Missouri	106	11,929,905.33	1.34
Montana	1	127,200.00	0.01
Nebraska	11	983,292.21	0.11
Nevada	98	20,300,594.71	2.27
New Hampshire	10	1,873,827.10	0.21
New Jersey	81	16,875,757.50	1.89
New Mexico	21	3,217,761.46	0.36
New York	162	28,263,146.86	3.16
North Carolina	223	29,333,616.01	3.28
North Dakota	1	37,600.00	0.00
Ohio	334	38,310,147.95	4.29
Oklahoma	16	1,615,714.73	0.18
Oregon	153	24,126,425.71	2.70
Pennsylvania	113	12,369,734.79	1.39
Rhode Island	22	4,341,427.68	0.49
South Carolina	78	9,787,917.15	1.10
South Dakota	1	71,963.64	0.01
Tennessee	138	14,497,637.37	1.62
Texas	373	41,939,398.50	4.70
Utah	126	17,629,362.31	1.97
Vermont	2	272,622.02	0.03
Virginia	65	12,902,001.15	1.44
Washington	148	23,538,319.74	2.64
West Virginia	7	646,303.03	0.07
Wisconsin	100	12,691,768.53	1.42
Wyoming	1	128,000.00	0.01
Total	5,652	$ 892,993,402.80	100.00%

___________________

(1)	The greatest ZIP Code geographic concentration of Group I Mortgage Loans was approximately 0.24 in the 95758 ZIP Code.

Documentation Levels of the Group I Mortgage Loans(1)

Documentation Level	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Full Documentation	4,330	$ 670,872,500.62	75.13%
No Income Verification	1,078	172,884,528.28	19.36
Stated Plus Documentation	200	41,105,709.78	4.60
Limited Income Verification	41	7,387,802.27	0.83
Blended Access	3	742,861.85	0.08
Total	5,652	$ 892,993,402.80	100.00%

Current Mortgage Rates of the Group I Mortgage Loans(1)

Current Mortgage Rate (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
4.375 - 5.000	24	$ 5,062,120.65	0.57%
5.001 - 6.000	720	145,059,854.17	16.24
6.001 - 7.000	2,161	367,501,919.06	41.15
7.001 - 8.000	1,913	280,628,415.16	31.43
8.001 - 9.000	756	87,949,864.21	9.85
9.001 - 9.875	78	6,791,229.55	0.76
Total	5,652	$ 892,993,402.80	100.00%

___________________

(1)	The weighted average current Mortgage Rate of the Group I Mortgage Loans as of the Cut-off Date was approximately 6.951 per annum.

Gross Margins of the Adjustable-Rate Group I Mortgage Loans(1)

Gross Margin (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
3.375 - 4.000	11	$ 2,822,803.65	0.36%
4.001 - 5.000	556	110,872,014.93	14.24
5.001 - 6.000	2,486	421,635,188.78	54.14
6.001 - 7.000	1,460	220,457,877.72	28.31
7.001 - 7.875	190	23,046,041.97	2.96
Total	4,703	$ 778,833,927.05	100.00%

___________________

(1)	The weighted average Gross Margin of the Adjustable-Rate Group I Mortgage Loans as of the Cut-off Date was approximately 5.786 per annum.

Next Rate Adjustment Date for the Adjustable-Rate Group I Mortgage Loans(1)

Next Rate Adjustment Date	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
06/01/05	1	$ 183,175.00	0.02%
08/01/05	3	557,687.42	0.07
09/01/05	10	1,841,746.23	0.24
11/01/05	1	310,000.00	0.04
12/01/05	5	1,161,500.00	0.15
02/01/06	1	134,948.89	0.02
03/01/06	7	1,201,151.81	0.15
04/01/06	1	80,000.00	0.01
06/01/06	3	540,066.87	0.07
07/01/06	1	251,598.49	0.03
08/01/06	6	727,023.43	0.09
09/01/06	4	707,809.62	0.09
11/01/06	9	1,462,228.15	0.19
12/01/06	16	2,300,410.60	0.30
01/01/07	33	6,788,774.46	0.87
02/01/07	191	29,452,868.77	3.78
03/01/07	1,911	315,172,061.08	40.47
04/01/07	44	5,946,363.03	0.76
05/01/07	188	27,905,297.71	3.58
06/01/07	1,019	173,705,350.06	22.30
08/01/07	1	164,700.00	0.02
10/01/07	1	106,500.00	0.01
11/01/07	6	821,406.21	0.11
12/01/07	4	966,901.01	0.12
01/01/08	13	2,498,819.43	0.32
02/01/08	70	10,176,793.03	1.31
03/01/08	574	92,983,937.20	11.94
04/01/08	12	2,117,761.05	0.27
05/01/08	44	6,963,080.62	0.89
06/01/08	265	46,654,562.51	5.99
07/01/08	2	465,700.00	0.06
12/01/09	2	295,500.00	0.04
01/01/10	2	173,594.00	0.02
02/01/10	14	2,306,096.55	0.30
03/01/10	109	18,018,567.24	2.31
04/01/10	3	791,529.11	0.10
05/01/10	15	2,961,013.31	0.38
06/01/10	111	19,733,404.16	2.53
07/01/10	1	204,000.00	0.03
Total	4,703	$ 778,833,927.05	100.00%

___________________

(1)	The weighted average time until the next rate Adjustment Date for the Adjustable-Rate Group I Mortgage Loans as of the Cut-off Date was approximately 27 months.

Maximum Mortgage Rates of the Adjustable-Rate Group I Mortgage Loans(1)

Maximum Mortgage Rate (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
10.375 - 11.000	24	$ 5,062,120.65	0.65%
11.001 - 12.000	688	139,408,772.01	17.90
12.001 - 13.000	1,883	328,254,463.48	42.15
13.001 - 14.000	1,511	232,868,420.63	29.90
14.001 - 15.000	553	69,002,814.18	8.86
15.001 - 15.875	44	4,237,336.10	0.54
Total	4,703	$ 778,833,927.05	100.00%

___________________

(1)	The weighted average Maximum Mortgage Rate of the Adjustable-Rate Group I Mortgage Loans as of the Cut-off Date was approximately 12.890 per annum.

Minimum Mortgage Rates of the Adjustable-Rate Group I Mortgage Loans(1)

Minimum Mortgage Rate (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
4.375 - 5.000	24	$ 5,062,120.65	0.65%
5.001 - 6.000	688	139,408,772.01	17.90
6.001 - 7.000	1,883	328,254,463.48	42.15
7.001 - 8.000	1,511	232,868,420.63	29.90
8.001 - 9.000	553	69,002,814.18	8.86
9.001 - 9.875	44	4,237,336.10	0.54
Total	4,703	$ 778,833,927.05	100.00%

___________________

(1)	The weighted average Minimum Mortgage Rate of the Adjustable-Rate Group I Mortgage Loans as of the Cut-off Date was approximately 6.890 per annum.

Initial Periodic Rate Caps of the Adjustable-Rate Group I Mortgage Loans(1)

Initial Periodic Rate Cap (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
1.000	20	$ 4,054,108.65	0.52%
2.000	11	1,876,167.57	0.24
3.000	4,672	772,903,650.83	99.24
Total	4,703	$ 778,833,927.05	100.00%

___________________

(1)	Relates solely to initial rate adjustments.

Subsequent Periodic Rate Caps of the Adjustable-Rate Group I Mortgage Loans(1)

Periodic Rate Cap (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
1.000	4,703	$ 778,833,927.05	100.00%
Total	4,703	$ 778,833,927.05	100.00%

___________________

(1)	Relates to all rate adjustments subsequent to initial rate adjustments.

Group II Mortgage Loan Statistics

The following statistical information, unless otherwise specified, is based upon percentages of the Principal Balances of the Group II Mortgage Loans as of the Cut-off Date.

Approximately 32.44% of the Group II Mortgage Loans had loan-to-value ratios at origination in excess of 80.00%. No Group II Mortgage Loan had a loan-to-value ratio at origination in excess of 103.00%. The weighted average loan-to-value ratio of the Group II Mortgage Loans at origination was approximately 82.35%. There can be no assurance that the loan-to-value ratio of any Group II Mortgage Loan determined at any time after origination is less than or equal to its original loan-to-value ratio. Additionally, the Originator's determination of the value of a Mortgaged Property used in the calculation of the original loan-to-value ratios of the Mortgage Loans may differ from the appraised value of such Mortgaged Property or the actual value of such Mortgaged Property at origination.

All of the Group II Mortgage Loans have a Due Date on the first day of the month.

The weighted average remaining term to maturity of the Group II Mortgage Loans was approximately 358 months as of the Cut-off Date. None of the Group II Mortgage Loans had a first Due Date prior to October 2004 or after July 2005, or has a remaining term to maturity of less than 178 months or greater than 359 months as of the Cut-off Date. The latest maturity date of any Group II Mortgage Loan is June 2035.

The average Principal Balance of the Group II Mortgage Loans at origination was approximately $460,945. The average Cut-off Date Principal Balance of the Group II Mortgage Loans was approximately $460,804. No Group II Mortgage Loan had a Cut-off Date Principal Balance of greater than approximately $1,200,000 or less than approximately $20,985.

As of the Cut-off Date, the Group II Mortgage Loans had Mortgage Rates of not less than 4.750% per annum and not more than 10.000% per annum and the weighted average Mortgage Rate of the Group II Mortgage Loans was approximately 6.460% per annum. As of the Cut-off Date, the Adjustable-Rate Group II Mortgage Loans had Gross Margins ranging from 3.250% per annum to 8.000% per annum, Minimum Mortgage Rates ranging from 4.750% per annum to 9.375% per annum and Maximum Mortgage Rates ranging from 10.750% per annum to 15.375% per annum. As of the Cut-off Date, the weighted average Gross Margin of the Adjustable-Rate Group II Mortgage Loans was approximately 5.523% per annum, the weighted average Minimum Mortgage Rate of the Adjustable-Rate Group II Mortgage Loans was approximately 6.442% per annum and the weighted average Maximum Mortgage Rate of the Adjustable-Rate Group II Mortgage Loans was approximately 12.442% per annum. The latest next Adjustment Date following the Cut-off Date on any Adjustable-Rate Group II Mortgage Loan occurs in June 2010 and the weighted average time until the next Adjustment Date for all of the Adjustable-Rate Group II Mortgage Loans is approximately 28 months.

The Group II Mortgage Loans are expected to have the following characteristics as of the Cut-off Date (the sum in any column may not equal the total indicated due to rounding):

Cut-off Date Principal Balances of the Group II Mortgage Loans(1)

Principal Balance ($)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
20,985 - 50,000	6	$ 245,776.09	0.06%
50,001 - 100,000	25	1,963,205.74	0.51
100,001 - 150,000	40	5,073,487.28	1.33
150,001 - 200,000	29	4,929,770.21	1.29
200,001 - 250,000	18	4,067,227.11	1.06
250,001 - 300,000	8	2,239,564.57	0.59
300,001 - 350,000	7	2,240,170.02	0.59
350,001 - 400,000	152	57,622,845.59	15.08
400,001 - 450,000	121	51,614,672.16	13.51
450,001 - 500,000	109	52,023,450.86	13.62
500,001 - 550,000	88	46,186,295.08	12.09
550,001 - 600,000	82	47,139,310.69	12.34
600,001 - 650,000	50	31,548,191.09	8.26
650,001 - 700,000	31	20,977,092.33	5.49
700,001 - 750,000	12	8,842,829.62	2.31
750,001 - 800,000	17	13,326,458.79	3.49
800,001 - 850,000	7	5,796,577.13	1.52
850,001 - 900,000	8	7,079,767.41	1.85
900,001 - 950,000	3	2,775,650.00	0.73
950,001 - 1,000,000	12	11,816,949.12	3.09
1,000,001 - 1,050,000	1	1,012,300.00	0.26
1,050,001 - 1,100,000	1	1,085,000.00	0.28
1,150,001 - 1,200,000	2	2,400,000.00	0.63
Total	829	$ 382,006,590.89	100.00%

___________________

(1)	The average Cut-off Date Principal Balance of the Group II Mortgage Loans was approximately 460,804.

Credit Scores for the Group II Mortgage Loans(1)

Credit Score	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
540- 550	15	$ 5,053,611.89	1.32%
551- 575	42	13,444,746.12	3.52
576- 600	42	14,423,097.19	3.78
601- 625	119	50,069,500.32	13.11
626- 650	129	58,177,707.40	15.23
651- 675	157	75,448,111.11	19.75
676- 700	143	70,210,738.43	18.38
701- 725	77	39,548,466.52	10.35
726- 750	49	25,895,523.58	6.78
751- 775	35	18,869,730.05	4.94
776- 800	19	10,009,938.28	2.62
801- 803	2	855,420.00	0.22
Total	829	$ 382,006,590.89	100.00%

___________________

(1)	The weighted average credit score of the Group II Mortgage Loans that had credit scores was approximately 668.

Original Terms to Maturity of the Group II Mortgage Loans(1)

Original Term (months)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
180	5	$ 1,082,123.25	0.28%
360	824	380,924,467.64	99.72
Total	829	$ 382,006,590.89	100.00%

___________________

(1)	The weighted average original term to maturity of the Group II Mortgage Loans was approximately 359 months.

Remaining Terms to Maturity of the Group II Mortgage Loans(1)

Remaining Term (months)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
178- 178	2	$ 169,450.35	0.04%
179- 180	3	912,672.90	0.24
353- 354	2	835,281.48	0.22
355- 356	8	5,508,679.74	1.44
357- 358	110	48,386,342.28	12.67
359- 359	704	326,194,164.14	85.39
Total	829	$ 382,006,590.89	100.00%

___________________

(1)	The weighted average remaining term to maturity of the Group II Mortgage Loans was approximately 358 months.

Property Types of the Group II Mortgage Loans

Property Type	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Single Family	567	$ 257,011,153.17	67.28%
PUD	180	88,448,022.62	23.15
Condominium	57	24,710,911.51	6.47
2 Units	22	10,366,753.59	2.71
3 Units	2	1,112,000.00	0.29
4 Units	1	357,750.00	0.09
Total	829	$ 382,006,590.89	100.00%

___________________

(1)	PUD refers to a home or “unit” in a Planned Unit Development.

Occupancy Status of the Group II Mortgage Loans(1)

Occupancy Status	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Primary	817	$ 378,004,038.88	98.95%
Non-owner	7	2,121,549.15	0.56
Second Home	5	1,881,002.86	0.49
Total	829	$ 382,006,590.89	100.00%

___________________

(1)	Occupancy as represented by the mortgagor at the time of origination.

Purpose of the Group II Mortgage Loans

Purpose	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Purchase	494	$ 234,837,947.83	61.47%
Cash Out Refinance	301	132,392,202.58	34.66
Rate/Term Refinance	34	14,776,440.48	3.87
Total	829	$ 382,006,590.89	100.00%

Original Loan-to-Value Ratios of the Group II Mortgage Loans(1)

Original Loan-to-Value Ratio (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
36.36 - 40.00	1	$ 59,953.19	0.02%
40.01 - 45.00	1	700,000.00	0.18
45.01 - 50.00	5	2,317,130.91	0.61
50.01 - 55.00	6	1,655,252.45	0.43
55.01 - 60.00	3	2,524,291.90	0.66
60.01 - 65.00	18	10,365,587.77	2.71
65.01 - 70.00	25	12,699,609.85	3.32
70.01 - 75.00	39	23,367,462.04	6.12
75.01 - 80.00	418	204,380,208.46	53.50
80.01 - 85.00	53	24,197,755.58	6.33
85.01 - 90.00	96	39,057,246.62	10.22
90.01 - 95.00	48	16,977,444.10	4.44
95.01 - 100.00	97	40,546,836.75	10.61
100.01 - 103.00	19	3,157,811.27	0.83
Total	829	$ 382,006,590.89	100.00%

___________________

(1)	The weighted average original loan-to-value ratio of the Group II Mortgage Loans as of the Cut-off Date was approximately 82.35.

Geographic Distribution of the Mortgaged Properties related to the Group II Mortgage Loans(1)

Location	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Alabama	5	$ 1,254,692.33	0.33%
Arizona	12	4,118,992.41	1.08
Arkansas	1	44,969.80	0.01
California	469	243,284,455.31	63.69
Colorado	7	3,268,303.14	0.86
Connecticut	1	700,000.00	0.18
Florida	30	13,914,851.67	3.64
Georgia	17	6,142,809.36	1.61
Illinois	26	10,946,664.16	2.87
Indiana	9	2,083,624.31	0.55
Iowa	1	130,326.84	0.03
Kentucky	3	686,121.25	0.18
Maryland	20	7,810,244.66	2.04
Massachusetts	20	8,921,864.07	2.34
Michigan	13	4,678,324.55	1.22
Minnesota	12	4,949,192.56	1.30
Missouri	8	3,144,035.29	0.82
Nevada	15	6,955,929.00	1.82
NewJersey	13	4,847,973.04	1.27
NewMexico	1	456,000.00	0.12
NewYork	38	17,983,514.17	4.71
NorthCarolina	12	4,783,033.04	1.25
Ohio	13	3,520,326.99	0.92
Oklahoma	2	509,062.90	0.13
Oregon	8	3,085,810.52	0.81
Pennsylvania	5	1,383,324.62	0.36
RhodeIsland	3	635,296.71	0.17
SouthCarolina	2	172,687.54	0.05
Tennessee	8	1,746,527.38	0.46
Texas	16	4,595,781.20	1.20
Utah	4	575,943.64	0.15
Virginia	15	7,063,083.78	1.85
Washington	14	5,577,069.12	1.46
Wisconsin	6	2,035,755.53	0.53
Total	829	$ 382,006,590.89	100.00%
___________________
(1)	The greatest ZIP Code geographic concentration of Group II Mortgage Loans was approximately 0.95 in the 92253 ZIP Code.

Documentation Levels of the Group II Mortgage Loans(1)

Documentation Level	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Full Documentation	612	$ 285,777,423.23	74.81%
No Income Verification	121	49,117,520.88	12.86
Stated Plus Documentation	90	44,402,647.36	11.62
Limited Income Verification	6	2,708,999.42	0.71
Total	829	$ 382,006,590.89	100.00%

Current Mortgage Rates of the Group II Mortgage Loans(1)

Current Mortgage Rate (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
4.750 - 5.000	7	$ 3,468,394.34	0.91%
5.001 - 6.000	259	137,579,613.02	36.01
6.001 - 7.000	341	162,073,282.58	42.43
7.001 - 8.000	177	65,802,753.94	17.23
8.001 - 9.000	41	12,363,506.58	3.24
9.001 - 10.000	4	719,040.43	0.19
Total	829	$ 382,006,590.89	100.00%

___________________

(1)	The weighted average current Mortgage Rate of the Group II Mortgage Loans as of the Cut-off Date was approximately 6.460 per annum.

Gross Margins of the Adjustable-Rate Group II Mortgage Loans(1)

Gross Margin (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
3.250 - 4.000	4	$ 3,157,912.89	0.89%
4.001 - 5.000	165	87,047,474.77	24.48
5.001 - 6.000	443	211,569,041.51	59.50
6.001 - 7.000	138	49,396,114.47	13.89
7.001 - 8.000	13	4,380,604.35	1.23
Total	763	$ 355,551,147.99	100.00%

___________________

(1)	The weighted average Gross Margin of the Adjustable-Rate Group II Mortgage Loans as of the Cut-off Date was approximately 5.523 per annum.

Next Rate Adjustment Date for the Adjustable-Rate Group II Mortgage Loans(1)

Next Rate Adjustment Date	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
09/01/05	2	$ 920,447.57	0.26%
05/01/06	1	404,267.65	0.11
10/01/06	1	645,781.48	0.18
12/01/06	3	1,962,019.47	0.55
01/01/07	2	1,185,000.00	0.33
02/01/07	33	16,313,801.92	4.59
03/01/07	253	119,114,552.85	33.50
04/01/07	8	2,403,006.59	0.68
05/01/07	36	14,753,826.79	4.15
06/01/07	219	99,879,488.78	28.09
09/01/07	1	189,500.00	0.05
11/01/07	1	1,000,000.00	0.28
01/01/08	1	540,750.00	0.15
02/01/08	4	2,074,735.00	0.58
03/01/08	66	32,834,909.47	9.23
04/01/08	2	1,674,987.51	0.47
05/01/08	10	3,478,862.25	0.98
06/01/08	56	25,099,381.79	7.06
12/01/09	1	650,000.00	0.18
02/01/10	3	1,591,550.00	0.45
03/01/10	26	11,693,341.01	3.29
04/01/10	1	750,000.00	0.21
05/01/10	3	1,682,200.00	0.47
06/01/10	30	14,708,737.86	4.14
Total	763	$ 355,551,147.99	100.00%

___________________

(1)	The weighted average time until the next rate Adjustment Date for the Adjustable-Rate Group II Mortgage Loans as of the Cut-off Date was approximately 28 months.

Maximum Mortgage Rates of the Adjustable-Rate Group II Mortgage Loans(1)

Maximum Mortgage Rate (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
10.750 - 11.000	7	$ 3,468,394.34	0.98%
11.001 - 12.000	248	131,708,578.89	37.04
12.001 - 13.000	312	148,281,851.50	41.70
13.001 - 14.000	163	61,660,134.46	17.34
14.001 - 15.000	32	10,254,688.80	2.88
15.001 - 15.375	1	177,500.00	0.05
Total	763	$ 355,551,147.99	100.00%

___________________

(1)	The weighted average Maximum Mortgage Rate of the Adjustable-Rate Group II Mortgage Loans as of the Cut-off Date was approximately 12.442 per annum.

Minimum Mortgage Rates of the Adjustable-Rate Group II Mortgage Loans(1)

Minimum Mortgage Rate (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
4.750 - 5.000	7	$ 3,468,394.34	0.98%
5.001 - 6.000	248	131,708,578.89	37.04
6.001 - 7.000	312	148,281,851.50	41.70
7.001 - 8.000	163	61,660,134.46	17.34
8.001 - 9.000	32	10,254,688.80	2.88
9.001 - 9.375	1	177,500.00	0.05
Total	763	$ 355,551,147.99	100.00%

___________________

(1)	The weighted average Minimum Mortgage Rate of the Adjustable-Rate Group II Mortgage Loans as of the Cut-off Date was approximately 6.442 per annum.

Initial Periodic Rate Caps of the Adjustable-Rate Group II Mortgage Loans(1)

Initial Periodic Rate Cap (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
1.000	2	$ 920,447.57	0.26%
2.000	1	404,267.65	0.11
3.000	760	354,226,432.77	99.63
Total	763	$ 355,551,147.99	100.00%

___________________

(1)	Relates solely to initial rate adjustments.

Subsequent Periodic Rate Caps of the Adjustable-Rate Group II Mortgage Loans(1)

Periodic Rate Cap (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
1.000	763	$ 355,551,147.99	100.00%
Total	763	$ 355,551,147.99	100.00%

___________________

(1)	Relates to all rate adjustments subsequent to initial rate adjustments.